                                                                    EXHIBIT 10.4

                                 THIRD AMENDMENT
                                       TO
                             RISK SHARING AGREEMENT
                                 BY AND BETWEEN
                ALLEGHENY HEALTH, EDUCATION & RESEARCH FOUNDATION
                                       AND
                              COVENTRY CORPORATION
                          ON BEHALF OF MEMBER COMPANIES

THIS AGREEMENT is executed the ______ day of JULY 1997, by and between HealthAmerica Pennsylvania, Inc., a Pennsylvania corporation licensed to operate a health maintenance organization ("HealthAmerica"), Coventry Corporation, a Delaware corporation ("Coventry") for and on behalf of the Member Companies (as hereinafter defined) other than HealthAmerica, and Allegheny Health, Education and Research Foundation, a Pennsylvania nonprofit corporation ("AHERF").

WHEREAS, HealthAmerica and Coventry entered into a Risk Sharing Agreement with AHERF on March 31, 1997; and

WHEREAS, on June 11, 1997 HealthAmerica and Coventry entered into a First Amendment to Risk Sharing Agreement with AHERF; and

WHEREAS, on June 30, 1997 HealthAmerica and Coventry and Coventry Health Plan of West Virginia, Inc. d/b/a HealthAssurance HMO entered into a Second Amendment to Risk Sharing Agreement with AHERF; and

WHEREAS, the parties to said Agreement desire to further amend said Agreement to incorporate additional compliance language in order to comport with certain regulatory requirements of the state of West Virginia.

NOW, THEREFORE, in consideration of the mutual covenants, premises and undertakings herein and intending to be legally bound hereby, the parties agree as follows:

 1. Incorporation of Amendments. To the extent not modified by this Third Amendment, the Second Amendment, First Amendment and Risk Sharing Agreement are incorporated herein by reference.

 2. Section 3, Duties of AHERF, shall be expanded, specifically for purposes of compliance with West Virginia Code Section 114-43-1 et seq, as it relates to West Virginia HMO, to add the following terms and conditions:

                   3.1.11 AHERF shall adhere to all quality and accessibility standards to which West Virginia HMO is subject. Further, to the extent AHERF subcontracts for the provision of health care services it is agreed that all subcontractors must adhere to the quality and accessibility standards to which West Virginia HMO is subject.

                  3.1.12 AHERF shall maintain records which are adequate to
                      clearly differentiate the transactions which relate to the provision of health care services on behalf of West Virginia HMO.

                  3.1.13 AHERF and any Contracted Providers with which it
                      contracts for the provision of health care services shall obtain and provide to West Virginia HMO no later than the first day of June of each year an annual audited financial report prepared by an independent certified public accountant.

                  3.1.14 AHERF will only provide services on behalf of West
                      Virginia HMO in counties where West Virginia HMO is authorized to operate by the West Virginia Department of Insurance.

                  3.1.15 AHERF shall maintain working capital in the form of cash or equivalent liquid assets at least equal to one month's claims calculated by using the monthly average of actual and estimated claims for the prior six months for all health services provided under the Agreement.

                  3.1.16 AHERF shall create a segregated fund, which may be
                      aggregated, equal to the entire monthly IBNR as of the first day of each month as actuarially determined by West Virginia HMO.

3. Section 4 DUTIES OF HEALTHAMERICA/WEST VIRGINIA HMO, shall be expanded, specifically for purposes of compliance with West Virginia Code Section 114-43-1 et. seq., as it relates to West Virginia HMO, to add the following terms and conditions:

                  4.1.10 West Virginia HMO shall be responsible for maintaining appropriate levels of capital, surplus, claims reserves and other financial criteria as established pursuant to statute or rule.

                  4.1.11 All Covered Individuals or Covered Individual group contracts will be entered into directly with West Virginia HMO and specifically not with AHERF.

4. Section 5.9, NO BALANCE BILLING, shall be amended to read in its entirety as follows:

                  "AHERF hereby agrees, on behalf of itself and its Affiliated and Contracted Providers, that in no event, including but not limited to, non-payment by a Member Company, a Member Company insolvency or breach of the Agreement, shall AHERF bill, charge or collect a deposit from, seek compensation, remuneration or reimbursement from, or have any recourse against, Covered Individuals or persons other than a Member Company acting on their behalf for Covered Services. This Section shall not prohibit collection of Copayments, Coinsurance, Deductibles or Financial Penalties made in accordance with the terms of the applicable Covered Individual's contract with a Member Company nor billing for non-Covered Service for which Covered Individuals have had prior notification and approved.

                  "AHERF further agrees that: (i) the no balance billing provision herein shall survive the termination of the Agreement regardless of the cause giving rise to termination and shall be construed to be for the benefit of Covered Individuals; and (ii) this no balance billing provision supersedes any oral or written contrary Agreement now existing or hereafter entered between AHERF and a Covered Individual or a person acting on his/her behalf.

                  "Any modification, addition or deletion to the provisions of this Section shall become effective on a date no earlier that sixty (60) days after the Pennsylvania Secretary of Health and the requisite governmental body of the State of Ohio and the State of West Virginia, have received written notice of such proposed change."

5. Section 5.11 of the Risk Sharing Agreement is intentionally deleted for purposes of West Virginia HMO.

6. Section 22, GOVERNING LAW, shall be amended to read in its entirety as follows:

                  "This Agreement shall be governed by the laws of the Commonwealth of Pennsylvania as it in any way pertains to HealthAmerica Pennsylvania, Inc., the State of Ohio as it in any way pertains to HealthAmerica Pennsylvania, Inc. d/b/a HealthAssurance HMO, and the State of West Virginia as the Agreement in any way pertains to Coventry Health Plan of West Virginia, Inc. Any actions, lawsuit or claim brought by either party pertaining to breach, reformation or interpretation of this Agreement as it relates to HealthAmerica Pennsylvania, Inc. shall be exclusively brought in Pittsburgh, Pennsylvania."

7. EFFECTIVE DATE. The effective date of this Agreement for purposes of West Virginia HMO shall be July 1, 1997.

8. ALL OTHER TERMS. Notwithstanding anything contained herein, all other terms of the Agreement and the First and Second Amendments shall remain unaltered and in full force and effect.


                       [REST OF PAGE INTENTIONALLY BLANK]

IN WITNESS WHEREOF, the undersigned have executed this Agreement as of the day and year first above written.


Allegheny Health, Education          HealthAmerica Pennsylvania, Inc.
& Research Foundation


/s/ David W. McConnell
---------------------------          ------------------------------------------
David W. McConnell                   Robert A. Mayer
Executive Vice President and         President and Chief Executive Officer
  Chief Financial Officer



                                     Coventry Corporation



                                     -----------------------------------------
                                     Robert A. Mayer
                                     Senior Vice President



                                     HealthAmerica Pennsylvania, Inc. d/b/a
                                     HealthAssurance HMO


                                     ------------------------------------------
                                     By:
                                         --------------------------------------
                                     Title:
                                           ------------------------------------


                                     Coventry Health Plan of West Virginia, Inc.


                                     ------------------------------------------
                                     By:
                                         --------------------------------------
                                     Title:
                                            -----------------------------------